UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

DARKHORSE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

243 Tresser Blvd, 17th Floor
Stamford, Connecticut, United States 06901
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Sphere 3D Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DRK	Nasdaq Capital Market
Common Shares Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Effective September 16, 2026, DarkHorse Technologies Inc., formerly known as Sphere 3D Corp. (the “Company”), completed its previously announced continuance (the “Continuance”) from the Province of Ontario to the Province of British Columbia. Upon completion of the Continuance, the Company ceased to be governed by the Business Corporations Act (Ontario) (“OBCA”) and became governed by the Business Corporations Act (British Columbia) (the “BCBCA”), and the Company’s legal name was changed from “Sphere 3D Corp.” to “DarkHorse Technologies Inc.” As previously reported, the Continuance and the name change were approved by the Company’s shareholders at the special meeting of shareholders held on August 24, 2026.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Continuance, the Company adopted a new Notice of Articles and new Articles under the BCBCA (together, the “New Charter Documents”), effective September 16, 2026, which replaced the Company’s articles and by-laws in effect under the OBCA.

A description of the New Charter Documents, including a comparison of the rights of shareholders under the BCBCA and the OBCA, is set forth in the Company’s proxy statement filed with the SEC on July 13, 2026, as supplemented on August 7, 2026, under the heading “Proposal No. 1 – Continuance Proposal” and in Appendices A and B thereto, and is incorporated herein by reference.

Copies of the Notice of Articles and Articles are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 16, 2026, the Company issued a press release announcing the effectiveness of the Continuance, the name change and the related ticker symbol change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As disclosed above, the Company’s name change to “DarkHorse Technologies Inc.” became effective on September 16, 2026. In connection with the name change, the Company’s common shares began trading on the Nasdaq Capital Market under the new name and the new ticker symbol “DRK” at the market open on September 17, 2026. In connection with the name change, the Company’s common shares have been assigned a new CUSIP number, 236918108, replacing the prior CUSIP number, 84841L506. The name change and the change of ticker symbol do not affect the rights of the Company’s security holders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Notice of Articles of DarkHorse Technologies Inc., effective September 16, 2026.
3.2	Articles of DarkHorse Technologies Inc., effective September 16, 2026.
99.1	Press Release dated September 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2026

DARKHORSE TECHNOLOGIES INC.

By:	/s/ Joel Block
Joel Block
Chief Executive Officer

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